UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2014 (June 27, 2014)

WONDER INTERNATIONAL EDUCATION & INVESTMENT GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Arizona	333-163635	26-2773442
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8040 E. Morgan Trail, #18, Scottsdale, AZ	85258
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (480) 966-2020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers

On June 27, 2014, Mr. Norman Klein submitted to the Board of Directors of the Company his resignation as a director of the Company, which resignation became effective on June 27, 2014. Mr. Klein’s resignation was for personal reasons and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder International Education & Investment Group Corporation

Date: July 1, 2014	By:	/s/ WengMing Xie
WenMing Xie Chief Financial Officer